UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – May 11, 2016

Energy Future Holdings Corp.

(Exact name of registrant as specified in its charter)

Texas	1-12833	46-2488810
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Intermediate Holding Company LLC

(Exact name of registrant as specified in its charter)

Delaware	1-34544	26-1191638
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Competitive Holdings Company LLC

(Exact name of registrant as specified in its charter)

Delaware	1-34543	75-1837355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201

(Address of principal executive offices, including zip code)

214-812-4600

(Registrants’ telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Background Information

On April 29, 2014, Energy Future Holdings Corp. (“EFH Corp.”) and the substantial majority of its direct and indirect subsidiaries, including Energy Future Intermediate Holding Company LLC (“EFIH”), Energy Future Competitive Holdings Company LLC (“EFCH”) and Texas Competitive Electric Holdings Company LLC, but excluding Oncor Electric Delivery Holdings Company LLC (“Oncor”) and its direct and indirect subsidiaries, filed voluntary petitions for relief (the “Bankruptcy Filing”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The cases pending in the Bankruptcy Court concerning the Bankruptcy Filing are referred to in this Current Report on Form 8-K as the “Chapter 11 Cases.” During the pendency of the Chapter 11 Cases, EFH Corp. and its direct and indirect subsidiaries that are included in the Bankruptcy Filing (collectively, the “Debtors”) are operating their businesses as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

Item 7.01	Regulation FD Disclosure.

On May 11, 2016, the Debtors filed an amended joint plan of reorganization pursuant to Chapter 11 of the Bankruptcy Code (the “Amended Plan”) and a related disclosure statement (the “Disclosure Statement”) with the Bankruptcy Court. The Amended Plan and the Disclosure Statement amended the joint plan of reorganization pursuant to Chapter 11 of the Bankruptcy Code and a prior disclosure statement filed by the Debtors with the Bankruptcy Court on May 1, 2016. Copies of the Amended Plan and the Disclosure Statement are attached hereto as Exhibits 99.1 and 99.2, respectively. The Amended Plan and Disclosure Statement are also available at www.efhcaseinfo.com. Other information on or connected to this website does not constitute part of this Current Report on Form 8-K.

The Amended Plan and the Disclosure Statement contain or discuss certain projections of financial performance. The Debtors do not, as a matter of course, publish their business plans, budgets or strategies, or distribute external projections or forecasts of their anticipated financial position or results of operations. The Debtors prepared the projections from certain internal financial projections based on reasonable expectations, beliefs, opinions, and assumptions of the Debtors’ management at the time they were made. The financial projections were not prepared with a view towards public disclosure and were not prepared in accordance with generally accepted accounting principles or published guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of “prospective financial information.” The inclusion of, or reference to, the financial projections in the Amended Plan or Disclosure Statement should not be regarded as an indication that the Debtors or any other person considered, or now consider, this information to be necessarily predictive of actual future results, and does not constitute an admission or representation by any person that such information is material, or that the expectations, beliefs, opinions, and assumptions that underlie such financial projections remain the same as of the date of the filing of the Amended Plan and Disclosure Statement, and readers are cautioned not to place undue reliance on the financial projections. Except as required by law, none of EFH Corp., EFCH or EFIH currently intends to update or revise publicly any of the information presented in the financial projections to reflect circumstances or other events occurring after the date the financial projections were prepared or to reflect the occurrence of future events. The Debtors recommend that holders of claims refer to the limitations, risk factors and qualifications included in the Amended Plan and the Disclosure Statement, as applicable. Information contained in the Amended Plan and the Disclosure Statement is subject to change, whether as a result of amendments to the Amended Plan, requirements by the Bankruptcy Court, actions of third parties, or otherwise.

The Bankruptcy Code does not permit solicitation of acceptances of a plan of reorganization until the Bankruptcy Court approves the applicable disclosure statement relating to the plan. Accordingly, this Current Report on Form 8-K is not intended to be, nor should it be construed as, a solicitation for a vote on the Amended Plan. There can be no assurance that the Bankruptcy Court will approve the Disclosure Statement, that the Debtors’ stakeholders will approve the Amended Plan, or that the Bankruptcy Court will confirm the Amended Plan. The Debtors will emerge from the Chapter 11 Cases if and when a plan of reorganization receives the requisite approval from holders of claims, the Bankruptcy Court enters an order confirming such plan of reorganization, and certain conditions to the effectiveness of such plan of reorganization, as stated therein, are satisfied.

The Amended Plan and the Disclosure Statement shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, are not otherwise subject to the liabilities of that section, and are not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Amended Plan

99.2	Disclosure Statement

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. All statements, other than statements of historical facts, are forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. Although we believe that in making any such forward-looking statement our expectations are based on reasonable assumptions, any such forward-looking statement involves uncertainties and is qualified in its entirety by reference to the discussion of risk factors under “Risk Factors” and the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q filed by each of EFH Corp., EFIH, EFCH and Oncor and the following important factors, among others, that could cause actual results to differ materially from those projected in such forward-looking statements:

•	our ability to obtain the approval of the Bankruptcy Court with respect to motions filed in the Chapter 11 Cases and the outcomes of Bankruptcy Court rulings and the Chapter 11 Cases in general;

•	our ability to obtain the Bankruptcy Court’s confirmation of the Amended Plan;

•	the effectiveness of the overall restructuring activities pursuant to the Chapter 11 Cases and any additional strategies we employ to address our liquidity and capital resources;

•	whether the conditions (including required regulatory approvals) to consummation of the transactions contemplated by the Amended Plan will be satisfied or obtained;

•	the actions and decisions of creditors, regulators and other third parties that have an interest in the Chapter 11 Cases; and

•	restrictions on us due to the terms of debtor-in-possession financing facilities and restrictions imposed by the Bankruptcy Court.

Any forward-looking statement speaks only at the date on which it is made, and except as may be required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for us to predict all of them; nor can we assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. As such, you should not unduly rely on such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY FUTURE HOLDINGS CORP.

/s/ Terry L. Nutt
Name:	Terry L. Nutt
Title:	Senior Vice President & Controller

ENERGY FUTURE INTERMEDIATE HOLDING COMPANY LLC

/s/ Terry L. Nutt
Name:	Terry L. Nutt
Title:	Senior Vice President & Controller

ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY LLC

/s/ Terry L. Nutt
Name:	Terry L. Nutt
Title:	Senior Vice President & Controller

Dated: May 11, 2016